Third Quarter 2004 Results December 10, 2004

Forward Looking Statement THIS PRESENTATION CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 WITH RESPECT TO THE FINANCIAL CONDITION, RESULTS OF OPERATIONS, AND BUSINESS OF THE COMPANY. THESE FORWARD LOOKING STATEMENTS INVOLVE CERTAIN RISKS AND UNCERTAINTIES. OUR ACTUAL RESULTS MAY DIFFER SIGNIFICANTLY FROM THOSE PROJECTED IN THE FORWARD LOOKING STATEMENTS. FACTORS THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY SUCH FORWARD LOOKING STATEMENTS INCLUDE, AMONG OTHERS, THE FOLLOWING POSSIBILITIES: (1) COMPETITIVE PRESSURE IN THE COMPANY'S INDUSTRY; (2) FLUCTUATIONS IN THE PRICE OF STEEL, ALUMINUM AND OTHER RAW MATERIALS; (3) GENERAL ECONOMIC CONDITIONS ARE LESS FAVORABLE THAN EXPECTED; (4) THE COMPANY'S DEPENDENCE ON THE AUTOMOTIVE INDUSTRY (WHICH HAS HISTORICALLY BEEN CYCLICAL); (5) PRICING PRESSURE FROM AUTOMOTIVE INDUSTRY CUSTOMERS AND THE POTENTIAL FOR RE- SOURCING OF BUSINESS TO LOWER-COST PROVIDERS OVERSEAS; (6) CHANGES IN THE FINANCIAL MARKETS AFFECTING THE COMPANY'S FINANCIAL STRUCTURE AND THE COMPANY'S COST OF CAPITAL AND BORROWED MONEY; (7) THE UNCERTAINTIES INHERENT IN INTERNATIONAL OPERATIONS AND FOREIGN CURRENCY FLUCTUATIONS; AND (8) THE RISKS DESCRIBED IN OUR MOST RECENT ANNUAL REPORT ON FORM 10-K YOU ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THE FORWARD-LOOKING STATEMENTS. THE COMPANY HAS NO DUTY UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 TO UPDATE THE FORWARD LOOKING STATEMENTS IN THIS PRESENTATION AND THE COMPANY DOES NOT INTEND TO PROVIDE SUCH UPDATES.

Financial Statement Comments Period financial results are not comparable due to the Company's emergence from Chapter 11 Earnings from operations excluding fresh start accounting adjustments and reorganization items are used by management as the primary profitability measure (also referred to as earnings from operations excluding one-time adjustments in this presentation)

Agenda Company Highlights Curt Clawson, President, CEO & Chairman of the Board Financial Review and Outlook Jim Yost, Vice President of Finance & CFO

Never Compromise on Integrity, Safety, Quality or Customers BE A PREMIER AUTOMOTIVE SUPPLIER Be the Lowest Cost Producer Have the best people in the Industry Grow through maximizing our customer satisfaction Technology and Innovation Our Vision

What We've Accomplished 2001 2002 2003 2004 est 2005 2006 2007 Revenue 2039.1 2001.6 2056.4 2200 2119.2 2165.6 2186.7 EBITDA 153.8 228.4 245.5 266.9 286.9 293.2 292.1 Total CapEx 123.9 110.8 137.8 174.8 136.8 127.8 113.6 Total Sales ($ in Millions) North America Steel Wheels #1 Cast Aluminum Wheels #3 Cast Aluminum Crossmembers #1 Aluminum Intake Manifolds #1 Commercial Highway Steel Wheels #2 Europe Steel Wheels #1 Cast Aluminum Wheels #3 Commercial Highway Steel Wheels #2 South America Cast Aluminum Wheels #1 Steel Wheels #2 CONTINUE TO GROW BY SATISFYING CUSTOMERS Sales remain strong despite industry conditions Leading Market Positions (Management's estimate)

Successful 2004 Launches Successful 2004 Launches Successful 2004 Launches Successful 2004 Launches F-Series: knuckles & brakes Focus: wheels Escape: brakes Five Hundred: knuckles Jaguar YK: wheels Silverado: wheels Trailblazer: wheels Delta: wheels Astra: wheels Jeep Liberty: wheels RS Minivan: intake Grand Cherokee/Premium CUV: brakes Mercedes C-class: wheels Mercedes A-class: wheels Mercedes A-class: wheels Mercedes A-class: wheels Mercedes A-class: wheels Mercedes A-class: wheels Mercedes A-class: wheels Skoda Octavia: wheels LAUNCHED OVER $325M IN FOLLOW-ON AND CONQUEST BUSINESS Civic: wheels CRV: wheels Hilux: wheels Maxima: wheels Lafesta: wheels

Major Hayes Lemmerz Platforms F-Series: wheels, components Crown Vic: wheels, components Expedition: wheels, components Explorer: wheels, components Mustang: wheels Freestyle: wheels, components Ranger: wheels Taurus: wheels, components Focus: wheels Minivan: components Jeep Liberty: wheels Dodge Ram: components Vito: wheels Jeep Grand Cherokee: components Mercedes C Class Silverado: wheels Colorado: wheels Trailblazer: wheels Saab 9-3: wheels Opel Vectra: wheels Altima: components Pathfinder: wheels Corolla: wheels Avensis: wheels IMV: wheels Fabia: wheels Fox: wheels Octavia: wheels CRV: wheels Civic: wheels Astra: wheels Corsa: wheels Cavalier/Cobalt: wheels Malibu: wheels

Net New Business 2005 2006 2007 2008 Net New Business 0 130 160 300 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Relatively Flat YTD WON OVER $450M IN FOLLOW-ON AND CONQUEST BUSINESS LAUNCHING BETWEEN 2005 - 2009

Invest in the Right Products Focus on product leadership and growth prospects Invest in the Right Geography Focus on cost effective location with strong local and export opportunities Aggressive Cost Reductions Focus on Six Sigma and Lean Manufacturing and drive productivity improvements OUR STRATEGY FOCUS ON VALUE CREATION

Innovation Leader

- **Product Technology:**
  - *Novachrome wheels*
  - *Flex wheels*

    Won PACE honorable mention
  - *Cast aluminum truck wheels*
  - *Welded cast/extruded hybrid aluminum suspension components*
- **Process Technology:**
  - *Water cooled wheel castings*
  - *Zinc dust brake coatings*
  - *Versocast*
  - *Flexible, high speed dials for machining suspension components*

Novachrome



Flex



Cast Aluminum Truck Wheel



Welded Hybrid



10% of Sales from new product by 2010

11

Product Portfolio Announced potential divestiture of Commercial Highway Hubs and Drums business Poised for significant growth in its target market: Solid customer base, excellent brand and great people Focus on maximizing value for shareholders Continue to focus our resources on our core strengths where we have a competitive advantage

Invest in the Right Products Focus on product leadership and growth prospects Invest in the Right Geography Focus on cost effective location with strong local and export opportunities Aggressive Cost Reductions Focus on Six Sigma and Lean Manufacturing and drive productivity improvements OUR STRATEGY FOCUS ON VALUE CREATION

Rising Costs Steel situation: 2005 Steel contracts in place Significant cost increases Customer pricing recovery negotiations proceeding well

Balancing Act Continue to drive productivity across all levels of the operations Productivity essential to offsetting yearly price give-backs, labor economics and rising steel prices GOAL: 6+% productivity on conversion costs

Invest in the Right Products Focus on product leadership and growth prospects Invest in the Right Geography Focus on cost effective location with strong local and export opportunities Aggressive Cost Reductions Focus on Six Sigma and Lean Manufacturing and drive productivity improvements OUR STRATEGY FOCUS ON VALUE CREATION

New aluminum wheel joint venture (Turkey) Acquired assets of Chihuahua aluminum wheel operations Acquired majority position in Jantas truck wheel operations (Turkey) Strategic Acquisitions What We've Accomplished

Where We're Going: Low Cost High Cost East 38 62 Continued low cost country expansion in Aluminum Wheels Aluminum wheels capacity expansions under way in Mexico Brazil Thailand Czech Republic Low Cost High Cost East 64 39 Expansions predominantly to support fast growing local markets overseas

Third Quarter 2004 Financial Review

Q3 2004 Financial Review Financial Highlights ($ in Millions) 1 Please refer to the appendix for a reconciliation of this non-GAAP financial measure and an explanation of why the Company's management believes this financial measure provides useful information to investors. Continue to have strong liquidity despite lower earnings

Financial Review Q3 2004 vs. Q3 2003 Change in Net Sales 2003 Volume/Acquisition Currency Other 2004 Show 530.9 556 Hide 0 530.9 539.9 556 0 Green 0 9 17 0 Red 0 0.9 0 ($ in millions) International volume incl. acquisitions $37M North American volume ($28M)

Q3 2004 Earnings (Loss) from Operations Excluding One-Time Adjustments 1 ($ in Millions) 1 Please refer to the appendix for a reconciliation of this non-GAAP financial measure and an explanation of why the Company's management believes this financial measure provides useful information to investors. Volume/Price/Other ($17M) Net Steel ($5M) Foreign exchange $3M Foreign exchange ($1M) Acquisitions ($1M) Key Initiatives ($3M) 2003 Gross Profit MG&A and Eng Asset Impair / Other 2004 Show 13.9 0 7 Hide 0 0 -5.3 0 Green 0 13.9 7 Red -5.3 -6.4 -11.7 0

Q3 2004 Financial Review Segment Highlights ($ in Millions) 1 Please refer to the appendix for a reconciliation of this non-GAAP financial measure and an explanation of why the Company's management believes this financial measure provides useful information to investors. Continued growth in International Operations and Commercial Highway offset by lower volumes in North America

Q3 2004 Free Cash Flow1 ($ in Millions) 1 Please refer to the appendix for an explanation of why the Company's management believes this financial measure provides useful information to investors.

Current Capital Structure Debt Maturities (1) ___________________________ Assumes 1.0% annual amortization of Term Loan B and remainder repaid in 2009. Net Debt/LTM EBITDA of 2.6X Net debt outstanding as of October 31, 2004 is $625 million ($ in millions) ($ in millions) 21 21 Capital Structure as of October 31, 2004

Receivables Securitization Agreement executed December 9, 2004 with Citibank Sale of certain domestic receivables up to $75M Three year commitment Replaces loss of early payment programs from OEM's Drawn pricing of approximately LIBOR plus 125bps Funding to begin in 4th quarter

Liquidity EXCELLENT LIQUIDITY Loss of OEM Program Oct YTD $12 Remaining $25 Total $37

Outlook

2004 Production Outlook Vehicle production estimates 15.7 million units in North America. 20.0 million units in Europe Strong commercial highway demand Class 8 truck production 253 thousand units in North America Continued strong growth in developing markets, particularly in Turkey, Brazil, and Thailand

Steel Impact During the third quarter of fiscal 2004, increased steel and iron prices negatively impacted gross profit approximately $5M YTD impact of approximately $13M Net impact of steel and steel related raw materials for fiscal 2004 is estimated to be approximately $20 million Scrap sales will help offset impact of increased steel prices/surcharges Continue to pursue customer pricing opportunities and offsets

2004 Outlook ($ in millions) 1 Please refer to the appendix for a reconciliation of this non-GAAP financial measure and an explanation of why the Company's management believes this financial measure provides useful information to investors.

2005 Assumptions Vehicle production estimates 16.0 million units in North America. 20.5 million units in Europe Strong commercial highway demand Class 8 truck production 250 thousand units in North America 2005 Steel Outlook Contract negotiations with suppliers completed. Recovery negotiations with OEM's proceeding well, with the majority of the negotiations completed.

2005 Outlook ($ in millions) 1 Please refer to the appendix for a reconciliation of this non-GAAP financial measure and an explanation of why the Company's management believes this financial measure provides useful information to investors.

Appendix

Earnings from Operations Excluding one-time items

Non-GAAP Financial Information Adjusted EBITDA1 ($ in Millions) 1 Please refer to slide 25 for an explanation of why the Company's management believes this financial measure provides useful information to investors.

2004 Financial Outlook * Due to elimination of Ford accelerated payment program Sales Up 4% - 5% Up ~7% Earnings from operations $28 - 63 $40 - $50 Depreciation & amortization 180 - 170 174 - 172 EBITDA $208 - $233 $207 - $224 Asset impairments & other restructuring 20 - 15 12 - 9 Other 12 - 7 17 - 14 Adjusted EBITDA $240 - $255 $235 - $245 Capital Expenditures $150 $154 (including Mexican low-pressure facility) Free Cash Flow slightly negative * positive (with A/R Securitization) Prior FY 2004 Revised FY 2004

2005 Financial Outlook

Non - GAAP Financial Measures Earnings (from operations excluding fresh start accounting adjustments and reorganization items: Earnings from operations excluding fresh start accounting adjustments and reorganization items is used by management as a non-GAAP financial measure of the Company's primary profitability measure because it excludes fresh start accounting adjustments and reorganization items which do not represent normal operating performance of the Company as these items relate only to the Company's Chapter 11 filings and emergence. Free Cash Flow: Free cash flow is used by management as a non-GAAP financial measure because it identifies the amount of cash available to meet principal debt amortization requirements, pay dividends to stockholders, or make corporate investments.

Financial Measures Adjusted EBITDA: EBITDA, a measure used by management to measure operating performance, is defined as earnings from operations plus depreciation and amortization. Adjusted EBITDA is defined as EBITDA further adjusted to exclude: (i) asset impairment losses and other restructuring charges; (ii) reorganization items; and (iii) other items. We reference these non-GAAP financial measures as a management group frequently in our decision making because they provide supplemental information that facilitates internal comparisons to historical operating performance of prior periods and external comparisons to competitors' historical operating performance. Institutional investors generally look to Adjusted EBITDA in measuring performance, among other things. We use Adjusted EBITDA to facilitate quantification of planned business activities and enhance subsequent follow-up with comparisons of actual to planned Adjusted EBITDA. In addition, incentive compensation for management is based on Adjusted EBITDA. We are disclosing these non-GAAP financial measures in order to provide transparency to investors. Adjusted EBITDA is not a recognized term under GAAP and does not purport to be an alternative to earnings from operations as an indicator of operating performance or to cash flows from operating activities as a measure of liquidity. Because not all companies use identical calculations, these presentations of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. Additionally, Adjusted EBITDA is not intended to be a measure of free cash flow for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements.